UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2019

XTANT MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34951	20-5313323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

664 Cruiser Lane Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

(406) 388-0480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.02	Results of Operations and Financial Condition.

On April 1, 2019, Xtant Medical Holdings, Inc. (the “Company”) announced its financial results for the fourth quarter and year ended December 31, 2018. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

To supplement its consolidated financial statements prepared in accordance with United States generally accepted accounting principles (“GAAP”), the Company uses certain non-GAAP financial measures, such as non-GAAP adjusted EBITDA; net income, excluding non-cash impairment charges and inventory reserve charges; operating expenses, excluding non-cash impairment charges; and gross profit, excluding non-cash inventory reserve charges, which are included in the press release furnished as Exhibit 99.1 to this report. The Company’s non-GAAP adjusted EBITDA is calculated by adding back to net loss the charges for other expense, depreciation and amortization expense, and interest expense, and further adjusted by adding back in or excluding, as appropriate, non-cash special charges, provision for losses on inventory, non-cash impairment charges, non-cash compensation, change in warrant derivative liability, separation related expenses, litigation reserve, facility consolidation costs and restructuring expenses.

The Company uses adjusted EBITDA and the other non-GAAP measures in making operating decisions because it believes these measures provide meaningful supplemental information regarding its core operational performance and give the Company a better understanding of how it should invest in sales and marketing and research and development activities and how it should allocate resources to both ongoing and prospective business initiatives. The Company also uses these measures to help make budgeting and spending decisions, for example, among sales and marketing expenses, general and administrative expenses and research and development expenses. Additionally, the Company believes its use of non-GAAP adjusted EBITDA and other non-GAAP measures facilitates management’s internal comparisons to historical operating results by factoring out potential differences caused by charges not related to its regular, ongoing business, including without limitation, non-cash charges and certain large and unpredictable charges.

As described above, the Company excludes the following items from its non-GAAP financial measures for the following reasons:

Non-cash impairment charges. The Company excludes non-cash impairment of goodwill and intangible assets and fixed assets primarily because such charges are not reflective of its ongoing operating results and are not used by management to assess the core profitability of its business operations. The Company further believes that excluding these charges from its non-GAAP results is useful to investors in that it allows for period-over-period comparability.

Non-cash provision for losses on inventory. The Company excludes non-cash provision for losses on inventory primarily because such item is not reflective of its ongoing operating results and is not used by management to assess the core profitability of its business operations. The Company further believes that excluding this item from its non-GAAP results is useful to investors in that it allows for period-over-period comparability.

Non-cash compensation expense. The Company excludes non-cash compensation expense, which is a non-cash charge related to equity awards granted by the Company. Although non-cash compensation expense is a recurring charge to the Company’s operations, management has excluded it because it relies on valuations based on future events, such as the market price of the Company’s common stock, that are difficult to predict and are affected by market factors that are largely not within the control of the Company. Thus, management believes that excluding non-cash compensation expense facilitates comparisons of the Company’s operational performance in different periods, as well as with similarly determined non-GAAP financial measures of comparable companies.

Change in warrant derivative liability. The Company excludes the change in fair market value of its warrants that are accounted for as liabilities from non-GAAP adjusted EBITDA primarily because it is a non-cash charge, is not reflective of the Company’s ongoing operating results, and it is not used by management to assess the core profitability of the Company’s business operations. Because it is a non-cash expense, it does not impact the Company’s operational performance, liquidity, or ability to invest in sales and marketing, research and development and fund acquisitions and capital expenditures. The Company further believes that excluding this item from its non-GAAP results is useful to investors in that it allows for period-over-period comparability.

Separation related expenses. The Company excludes separation related expenses from non-GAAP adjusted EBITDA primarily because such expenses are not reflective of its ongoing operating results and are not used by management to assess the core profitability of its business operations. The Company further believes that excluding this item from its non-GAAP results is useful to investors in that it allows for period-over-period comparability.

Litigation reserve. The Company excludes litigation reserve from non-GAAP adjusted EBITDA primarily because it is not reflective of its ongoing operating results and is not used by management to assess the core profitability of its business operations. The Company further believes that excluding this item from its non-GAAP results is useful to investors in that it allows for period-over-period comparability.

Facility consolidation costs and Dayton transition costs. The Company excludes costs incurred in connection with the consolidation of its facilities and the transition of certain business activities from Dayton, Ohio to Belgrade, Montana from non-GAAP adjusted EBITDA primarily because such costs are not reflective of its ongoing operating results and are not used by management to assess the core profitability of its business operations. The Company further believes that excluding this item from its non-GAAP results is useful to investors in that it allows for period-over-period comparability.

Restructuring expenses. The Company excludes restructuring expenses from non-GAAP adjusted EBITDA primarily because such expenses are not reflective of its ongoing operating results and are not used by management to assess the core profitability of its business operations. The Company further believes that excluding this item from its non-GAAP results is useful to investors in that it allows for period-over-period comparability.

Non-GAAP adjusted EBITDA and non-GAAP net income, excluding non-cash impairment charges and inventory reserve charges, are reconciled to net loss, the most directly comparable GAAP measure, in the press release. Non-GAAP operating expenses, excluding non-cash impairment charges, is reconciled to operating expenses and gross profit, excluding non-cash inventory reserve charges, is reconciled to gross profit.

Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP measures and may be different from non-GAAP financial measures used by other companies. In addition, non-GAAP financial measures are not based on any comprehensive or standard set of accounting rules or principles. Accordingly, the calculation of the Company’s non-GAAP financial measures may differ from the definitions of other companies using the same or similar names limiting, to some extent, the usefulness of such measures for comparison purposes. Non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company’s financial results as determined in accordance with GAAP. Non-GAAP financial measures should only be used to evaluate the Company’s financial results in conjunction with the corresponding GAAP measures. Accordingly, the Company qualifies its use of non-GAAP financial information in a statement when non-GAAP financial information is presented.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Xtant Medical Holdings, Inc. dated April 1, 2019 entitled “Xtant Medical Announces Fourth Quarter and 2018 Financial Results” (furnished herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTANT MEDICAL HOLDINGS, INC.

By:	/s/ Greg Jensen
Greg Jensen
Vice President, Finance, Interim Chief
Financial Officer

Date: April 1, 2019